As filed with the Securities and Exchange Commission on April 12, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741

(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: January 31, 2004

Date of reporting period: January 31, 2004

Item 1. Report to Stockholders.

JACOBS & COMPANY MUTUAL FUND
Ticker Symbol: JACOX
CUSIP: 007 989 775
Shareholder Services toll free (877) 560-6823

Annual Report
January 31, 2004

JACOBS & COMPANY MUTUAL FUND

March 2004

Dear Shareholder:

In last year’s annual report, I spoke of the way geopolitical events have changed our perspective on the world. Unfortunately, terrorist attacks and ongoing conflicts and upheavals are becoming a regular part of our daily news. The uncertainties surrounding these events and their effects on the world economy have created new challenges for all investment managers.

Following the Iraqi war, we were very conservative in our investment strategies for the Fund and hedged the portfolio to guard against negative turns in the markets that we thought probable based on continuing instability of the world situation. As a result, we did not participate in the initial recovery in the markets following the end of the war and did not fully participate in the positive movements in the equity markets that have occurred since that time. This decision resulted in our underperforming our benchmarks and the overall market as a whole and dropped us out of the upper tier of all balanced funds for the first time since the Fund was organized on June 11, 2001. On page 6 of this annual report, you will see our returns for last year as well as our returns since the Fund’s inception.

As we prepare to move into the second quarter of 2004, we believe that the Fund’s portfolio is well-positioned and will perform above our benchmarks going forward. We plan to maintain a 60% maximum weighting in equities and will continue to concentrate on quality in our stock selections. United Technologies, IBM, Dell Computer, General Electric, Honeywell International, Marathon Oil and Caterpillar, Inc. remain core holdings of the Fund. We have also invested just under 10% of the total assets of the Fund in regional banks such as Union Planters, Key Corp., Charter One Financial, Sovereign Bancorp and First Merit Corp. The companies held in the Fund’s portfolio should report solid and improving earnings (in some cases above analyst estimates) in the upcoming reporting cycle. We think this will begin a period of strong, market movements in our equity holdings, which together with our covered call strategies, should enable the Fund to perform above our benchmark during the 2004-2005 fiscal year.

We continue to gradually reacquire GNMAs that meet our investment criteria; and, as we accumulate GNMAs, the fixed income portion of the Fund’s portfolio has been invested in Federal Home Bank Step Up Notes,

3

JACOBS & COMPANY MUTUAL FUND

U.S. Treasuries and other fixed income securities on an interim basis. We continue to hold high quality preferred stocks, such as Verizon, and, at the end of our fiscal year, 7.96% of Fund’s portfolio was made up of two West Virginia Municipal Bonds with coupons ranging from 7.35% -7.625%, with the longest maturity being August 1, 2005, and 8.37% of the Fund’s portfolio was invested in corporate bonds, including Ford Motor Credit and Sea Containers Ltd.

Our portfolio turnover was exceptionally high this year, exceeding 300%. This was a result of inverted hedging activities, as well as our repositioning of the portfolio into a higher weighting of equities. Our portfolio turnover should moderate significantly and return to normal levels during late 2004 and early 2005.

While the markets continue to try to digest terrorist actions and other threats of instability, we believe that the US recovery is underway and will be joined by worldwide recovery, led by the Asian economies. The inclusion in the Fund’s portfolio of multinational companies should allow us to participate significantly in this recovery. At the same time, the GNMAs and other fixed income securities of the Fund and our continual employment of covered call strategies on our stock holdings to supplement income and partially hedge risk in the equity markets should enable us to manage the risk inherent in the markets as we work toward a consistent growth in our capital base. We remain confident in the health and vitality of the financial markets over the long term.

As always, if you have any questions about your investment in the Jacobs & Company Mutual Fund, please call us. Thank you again for allowing us to help you achieve your investment objectives.

Sincerely,

John M. Jacobs

4

JACOBS & COMPANY MUTUAL FUND

Opinions expressed are those of John M. Jacobs and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.
Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible. Options involve risk and are not suitable for all investors.
Please refer to the schedule of investments on pages 7-9 of the report for holdings information. Fund holdings and sector allocations are subject to change at any time and are not to be considered a recommendation to buy or sell any security.
Must be preceded or accompanied by a prospectus. Please read it carefully before investing.
Quasar Distributors, LLC (04/04)

5

JACOBS & COMPANY MUTUAL FUND

Jacobs & Co. Mutual Fund vs. Lipper Balanced Fund Index vs. S&P 100
Index vs. Bloomberg/EFFAS Bond Index, U.S. Government 5-7 Years

Average Annual Total Return[1]	1 Year	Since inception 6/11/01)

Fund	-1.89%	-2.96%
Lipper Balanced Fund Index	23.58%	1.99%
S&P 100 Index	32.02%	-3.66%
Bloomberg/EFFAS Bond Index, U.S. Gov’t 5-7 Years	4.10%	8.06%
1 Average Annual Total Return represents the average change in account value over the periods indicated.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 560-6823.

Returns include reinvestment of dividends and capital gains and fee waivers in effect. In the absence of fee waivers, returns would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Balanced Fund Index is an unmanaged, net asset value – weighted index of the 30 largest balanced mutual funds.

The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue chip stocks across various industries.

The Bloomberg/EFFAS indices are designed as transparent benchmarks for government bond markets. Indices are grouped by country and maturity sectors. Bloomberg computes daily returns and index characteristics for each sector.

The since inception return and valuation calculations for the Lipper Balanced Fund Index are for the period 6/1/01-1/31/04.

You cannot invest directly in an index.

6

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF INVESTMENTS at January 31, 2004

Shares	COMMON STOCKS: 58.48%	Market Value

	Aerospace/Defense: 5.87%
6,000	United Technologies Corp. #	$573,240

	Banks: 9.94%
7,000	Charter One Financial, Inc.	253,470
2,700	FirstMerit Corp.	70,092
12,000	KeyCorp	373,080
5,000	Sovereign Bancorp, Inc.	113,050
5,300	Union Planters Corp.	160,431
		970,123
	Computers: 14.85%
9,000	Affiliated Computer
	Services, Inc. - Class A* #	499,050
11,000	Dell, Inc.*	368,170
3,400	International Business Machines Corp. #	337,382
15,000	Seagate Technology*+	244,500
		1,449,102

	Data Processing: 1.10%
2,500	Automatic Data Processing, Inc. #	106,875

	Insurance: 1.25%
6,700	Travelers Property Casualty Corp. - Class A	121,672

	Manufacturing: 11.58%
15,000	General Electric Co. #	504,450
11,000	Honeywell International, Inc. #	397,320
5,000	Pentair, Inc.	228,400
		1,130,170

	Machinery: 3.60%
4,500	Caterpillar, Inc.	351,585

	Medical Products: 1.09%
2,000	Johnson & Johnson	106,840

	Petroleum: 2.66%
8,000	Marathon Oil Corp. #	259,840

See Notes to Financial Statements.

7

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF INVESTMENTS at January 31, 2004, Continued

Shares		Market Value

	Pharmaceuticals: 2.70%
15,000	Schering-Plough Corp. #	$263,100

	Pipelines: 1.17%
10,000	Dynegy, Inc. - Class A*	44,700
2,500	Pacific Energy Partners, LP	69,225

		113,925
	Retail: 0.43%
5,000	Goody’s Family Clothing, Inc.	42,250

	Transportation: 2.24%
3,400	Union Pacific Corp. #	218,960

	TOTAL COMMON STOCKS
	(Cost $5,287,032)	5,707,682

	PREFERRED STOCKS: 1.39%

	Financial Services: 1.39%
5,000	Corts-TR Verizon Global,
	7.375%, 12/01/2030 Series	135,750

	TOTAL PREFERRED STOCKS
	(Cost $125,000)	135,750

Principal
Amount	U.S. GOVERNMENT AGENCY: 12.69%

	Federal Home Loan Bank: 4.62%
$200,000	4.00%, 07/30/2013	200,481
250,000	4.00%, 05/07/2015	250,087

		450,568

	Government National Mortgage Association: 8.07%
99,749	6.00%, 01/15/2024	104,732
175,969	6.00%, 04/15/2029	184,166
190,904	6.00%, 11/15/2031	199,639
177,001	6.00%, 10/15/2032	184,860
108,372	6.50%, 07/15/2032	114,463

		787,860
	TOTAL U.S. GOVERNMENT AGENCY
	(Cost $1,227,090)	1,238,428

See Notes to Financial Statements.

8

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF INVESTMENTS at January 31, 2004, Continued

Principal
Amount	CORPORATE BONDS: 8.37%	Market Value

	Chemicals: 3.63%
$100,000	Lyondell Chemical Co.,
	9.875%, 05/01/2007	$103,250
250,000	Lyondell Chemical Co.,
	10.875%, 05/01/2009	251,250

		354,500

	Finance: 2.61%
250,000	Ford Motor Credit Co., 7.50%, 06/15/2004	255,181

	Shipping: 2.13%
200,000	Sea Containers Ltd., 12.50%, 12/01/2004 +	207,500

	TOTAL CORPORATE BONDS
	(Cost $794,700)	817,181
	MUNICIPAL BONDS: 7.69%

	West Virginia: 7.69%
250,000	Kanawha County, WV Pollution Control
	Revenue Bond 7.35%, 08/01/2004	249,735
500,000	South Charleston, WV Pollution Control
	Revenue Bond 7.625%, 08/01/2005	501,095

	TOTAL MUNICIPAL BONDS
	(Cost $750,000)	750,830
	SHORT-TERM INVESTMENTS:

1,250,000	U.S. Treasury Bill, 0.9375%, 02/26/2004	1,249,294

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,249,294)	1,249,294

	Total Investments in Securities
	(Cost $9,433,116): 101.42%	9,899,165
	Call Options Written: (0.56%)	(54,610)
	Liabilities in Excess of Other Assets: (0.86%)	(83,666)

	Net Assets: 100.00%	$9,760,889

*   Non-income producing security.
+   U.S. traded security of a foreign issuer.
#   Security is subject to written call option.

See Notes to Financial Statements.

9

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF CALL OPTIONS WRITTEN at January 31, 2004

Contracts	Underlying Security/Expiration Date/Exercise Price	Market Value

	Affiliated Computer Services, Inc. - Class A
30	Expiration April 2004, Exercise Price $60.00	$(2,550)
	Automatic Data Processing, Inc.
25	Expiration March 2004, Exercise Price $42.50	(3,500)
	General Electric Co.
4	Expiration March 2004, Exercise Price $32.50	(700)
50	Expiration June 2004, Exercise Price $35.00	(5,500)
	Honeywell International, Inc.
90	Expiration June 2004, Exercise Price $37.50	(12,150)
20	Expiration June 2004, Exercise Price $40.00	(1,200)
	International Business Machines Corp.
14	Expiration April 2004, Exercise Price $100.00	(4,480)
	Marathon Oil Corp.
20	Expiration February 2004, Exercise Price $35.00	(300)
40	Expiration April 2004, Exercise Price $32.50	(4,400)
	Schering-Plough Corp.
50	Expiration May 2004, Exercise Price $17.50	(5,750)
	Union Pacific Corp.
34	Expiration February 2004, Exercise Price $65.00	(2,805)
	United Technologies Corp.
55	Expiration May 2004, Exercise Price $100.00	(11,275)
	Total Call Options Written
	(proceeds $56,865)	$(54,610)

See Notes to Financial Statements.

10

JACOBS & COMPANY MUTUAL FUND

STATEMENT OF ASSETS AND LIABILITIES at January 31, 2004

ASSETS
Investments in securities, at value
(identified cost $9,433,116)	$9,899,165
Receivables
Securities sold	564,366
Dividends and interest	57,484
Due from Advisor	295
Prepaid expenses	2,168

Total assets	10,523,478

LIABILITIES
Call options written, at value (proceeds $56,865)	54,610
Payables
Securities purchased	234,389
Written options closed	51,090
Fund shares redeemed	30,015
Due to Custodian	360,166
Due to Administrator	3,058
Distribution fees	2,131
Audit fees	13,500
Other accrued expenses	13,630

Total liabilities	762,589

NET ASSETS	$9,760,889

Net asset value, offering and redemption price per share
[$9,760,889 / 1,101,275 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$8.86

COMPONENTS OF NET ASSETS
Paid-in capital	$11,027,098
Undistributed net investment income	120,630
Accumulated net realized loss on investments	(1,855,143)
Net unrealized appreciation of:
Investments	466,049
Options written	2,255

NET ASSETS	$9,760,889

See Notes to Financial Statements.

11

JACOBS & COMPANY MUTUAL FUND

STATEMENT OF OPERATIONS
For the Year Ended January 31, 2004

INVESTMENT INCOME
Income
Dividends	$213,676
Interest	173,229
Other income	122

Total income	387,027
Expenses
Advisory fees (Note 3)	108,133
Administration fees (Note 3)	36,000
Fund accounting fees	29,812
12b-1 fees (Note 4)	27,033
Transfer agent fees	23,972
Custody fees	20,014
Audit fees	17,341
Legal fees	15,473
Registration fees	6,500
Trustees fees	6,448
Shareholder reporting	5,001
Other	3,012
Insurance fees	1,489

Total expenses	300,228
Less: advisory fee waiver (Note 3)	(83,963)

Net expenses	216,265

Net investment income	170,762

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss from:
Investments	(854,960)
Option contracts written	(8,495)

(863,455)
Net change in unrealized appreciation on:
Investments	505,867
Option contracts written	(57,036)

448,831

Net realized and unrealized loss on investments	(414,624)
Net Decrease in Net Assets
Resulting from Operations	$(243,862)

See Notes to Financial Statements.

12

JACOBS & COMPANY MUTUAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	January 31,	January 31,
	2004	2003

DECREASE IN NET ASSETS FROM
OPERATIONS
Net investment income	$170,762	$159,120
Net realized loss
on security transactions	(863,455)	(972,073)
Net change in unrealized appreciation/
(depreciation) on investments	448,831	(104,159)

Net decrease in net assets
resulting from operations	(243,862)	(917,112)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(197,838)	(155,060)

Total distributions to shareholders	(197,838)	(155,060)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase/(decrease) in net assets
derived from net change
in outstanding shares (a)	(1,329,443)	2,672,948

Total increase/(decrease) in net assets.	(1,771,143)	1,600,776
NET ASSETS
Beginning of year	11,532,032	9,931,256

End of year	$9,760,889	$11,532,032

Includes undistributed
net investment income of:
(a) A summary of share transactions is as follows:	$120,630	$18,444

	Year Ended		Year Ended
	January 31, 2004		January 31, 2003
	Shares	Paid in Capital	Shares	Paid in Capital
Shares sold	157,933	$ 1,393,997	424,249	$4,082,294
Shares issued for
reinvestment of
distributions	22,204	196,056	16,292	150,377
Shares redeemed	(332,608)	(2,919,496)	(161,905)	(1,559,723)

Net increase/(decrease)	(152,471)	$(1,329,443)	278,636	$2,672,948

See Notes to Financial Statements.

13

JACOBS & COMPANY MUTUAL FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

	Year Ended	Year Ended	June 11, 2001*
	January 31,	January 31,	Through
	2004	2003	January 31, 2002

Net asset value,
beginning of period	$9.20	$10.18	$10.00

Income from
investment operations:
Net investment income	0.16	0.13	0.06
Net realized and unrealized
gain/(loss) on investments	(0.33)	(0.98)	0.21

Total from
investment operations	(0.17)	(0.85)	0.27

Less Distributions:
From net investment income	(0.17)	(0.13)	(0.07)
From net realized
gain on investments	—	—	(0.02)

Total distributions	(0.17)	(0.13)	(0.09)

Net asset value, end of period	$8.86	9.20	$10.18

Total return	(1.89%)	(8.39%)	2.74	%+
Ratios/supplemental data:
Net assets,
end of period (thousands)	$9,761	$11,532	$9,931
Ratio of expenses to
average net assets:
Before expense
reimbursement	2.78%	3.54%	5.96	%**
After expense
reimbursement	2.00%	2.00%	2.00	%**
Ratio of net investment
income to average net assets
After expense
reimbursement	1.58%	1.50%	1.57	%**
Portfolio turnover rate	323.9%	190.7%	49.7	%+

*   Commencement of operations.
+   Not Annualized.
**   Annualized.

See Notes to Financial Statements.

14

JACOBS & COMPANY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS at January 31, 2004

NOTE 1 - ORGANIZATION
The Jacobs & Company Mutual Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Advisors Series Trust (the “Trust”) which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on June 11, 2001. The investment objective of the Fund is to seek a combination of current income and growth of capital, consistent with preservation of capital. The Advisor seeks to achieve its objective by investing in a combination of equity and fixed-income securities. In selecting equity securities for the Fund, the Advisor seeks growth stocks of large-capitalization domestic companies that the Advisor believes to be of high-quality, based on its analysis of factors such as potential earnings growth, strength of management, product development and dividend history. In selecting fixed-income securities, the Advisor seeks safety of principal, monthly cash flows and above-average yield, with a sensitivity to risk. Covered call options will be written on equity securities to enhance total return and provide additional protection during corrections and consolidations in the equity markets.
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.
A. Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

15

JACOBS & COMPANY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS, Continued

B. Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.
C. Securities Transactions, Dividend Income and Distributions.
Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective security. Paydown gains and losses on mortgage backed securities are recorded as adjustments to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.
D.Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.
E. Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.
When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase

16

JACOBS & COMPANY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS, Continued

transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.
F.    Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended January 31, 2004, the Fund decreased accumulated net realized gain on investments by $129,263 and increased undistributed net investment income by $129,262 and increased paid in capital by $1 due to certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY
TRANSACTIONS
Jacobs & Company (the “Advisor”) provides the Fund with investment management services under an Investment Advisory

17

JACOBS & COMPANY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS, Continued

Agreement (the “Agreement”). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. For the year ended January 31, 2004, the Fund incurred $108,133 in advisory fees.
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses, for an indefinite period, so that its ratio of expenses to average net assets will not exceed 2.00%. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. For the year ended January 31, 2004, the Advisor absorbed expenses of $83,963; no amounts were reimbursed to the Advisor. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $371,808 at January 31, 2004, and will expire as follows:
Year	Amount

2007	$124,518
2008	$247,290
U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

18

JACOBS & COMPANY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS, Continued

Fund Asset Level	Fee rate

Less than $24 million	$36,000
$24 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

For the year ended January 31, 2004, the Fund incurred $36,000 in administration fees.

U.S. Bancorp Fund Services, LLC provides fund accounting and transfer agency services for the Fund. Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are officers of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”. For the year ended January 31, 2004, the Fund paid the Distribution Coordinator $27,033.

NOTE 5 - OPTION CONTRACTS WRITTEN
The number of option contracts written and the premiums received by the Jacobs & Company Mutual Fund during the year ended January 31, 2004, were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,304	$234,471
Options written	15,142	2,606,631
Options exercised	(1,080)	(138,232)
Options expired	(358)	(46,935)
Options closed	(14,576)	(2,599,070)

Options outstanding, end of period	432	$56,865

19

JACOBS & COMPANY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS, Continued

NOTE 6 - PURCHASES AND SALES OF SECURITIES
During the year ended January 31, 2004, the aggregate purchases and sales of securities (excluding short-term investments) were:
	Purchases	Sales
Long Transactions	$32,702,816	$35,156,555

NOTE 7 - DISTRIBUTIONS TO SHAREHOLDERS
Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes primarily due to differing treatments of losses due to wash sales, deferral of losses incurred after October 31, and straddle losses.
As of January 31, 2004, the components of capital on a tax basis were as follows:
Cost of investments	$9,446,275

Gross unrealized appreciation	557,995
Gross unrealized depreciation	(105,105)

Net unrealized appreciation on investments	$452,890

Net unrealized appreciation on options written	2,255

Undistributed ordinary income	$114,447
Undistributed long-term capital gain	—

Total distributable earnings	$114,447

Other accumulated gains / (losses)	(1,835,801)

Total accumulated earnings / (losses)	$(1,266,209)

The Fund had a capital loss carryforward of ($1,752,337) as of January 31, 2004, of which ($366,622) expires in 2011 and ($1,385,715) expires in 2012.

At January 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of ($39,387). For tax purposes, such losses will be reflected in the year ending January 31, 2005.

The tax character of distributions paid during the years ended January 31, 2004 and 2003 were as follows:
	2004	2003

Ordinary Income	$197,838	$155,060
For the year ended January 31, 2004, the percentage of Ordinary Income Dividends that can be designated as Qualifying Dividend Income is 75.40% (unaudited).

For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended January 31, 2004, which is designated as qualifying for the dividends-received deduction, is 72.80% (unaudited).

20

JACOBS & COMPANY MUTUAL FUND

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of
Advisors Series Trust
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jacobs & Company Mutual Fund, a series of Advisors Series Trust, as of January 31, 2004, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended January 31, 2003 and the financial highlights for the year ended January 31, 2003 and the period June 11, 2001 through January 31, 2002 have been audited by other auditors, whose report dated March 21, 2003 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jacobs & Company Mutual Fund as of January 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
March 10, 2004

21

JACOBS & COMPANY MUTUAL FUND

ADDITIONAL INFORMATION (Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES

Name, Age
Address		Number of
Position held with Fund	Trustee	Funds in Complex
Principal Occupation(s) and other	of Fund	Overseen
Directorships during past five years	Since	By Trustee

Walter E. Auch, Born 1921	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant.
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors, LLP and Senele Group
James Clayburn LaForce, Born 1927	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of
Management, University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, PIC Investment Trust,
PIC Small Cap Portfolio, PIC Balanced Portfolio, PIC Growth
Portfolio, PIC Mid Cap Portfolio, Black Rock Funds, Jacobs
Engineering Arena Pharmaceuticals, Cancervax
Donald E. O’Connor, Born 1936	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and
Chief Operating Officer of ICI Mutual Insurance Company
(until January, 1997).
Other Directorships: The Forward Funds
George J. Rebhan, Born 1934	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

22

JACOBS & COMPANY MUTUAL FUND

ADDITIONAL INFORMATION (Unaudited), Continued

Name, Age
Address		Number of
Position held with Fund	Trustee	Funds in Complex
Principal Occupation(s) and other	of Fund	Overseen
Directorships during past five years	Since	By Trustee

George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Senior Vice President, Information Services, Federal Home Loan
Bank of San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957	1997	1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the
Fund’s administrator (since July 2001); Treasurer, Investec Funds;
formerly, Executive Vice President, Investment Company
Administration, LLC (“ICA”) (The Fund’s former administrator).
Rodney A. DeWalt, Born 1967	2003	1
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Compliance Officer, U.S. Bancorp Fund Services, LLC
(since January 2003).
Douglas G. Hess, Born 1967	2003	1
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp
Fund Services, LLC (since March 1997).

23

Advisor
Jacobs & Company
300 Summers Street, Suite 970
Charleston, WV 25301
www.jacobsandcompany.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202

Independent Auditors
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-877-560-6823.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 1/31/2004	FYE 1/31/2003

Audit Fees	$17,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$ 3,800	$ 0
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity,

1

etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 1/31/2004	FYE 1/31/2003

Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors/trustees serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 10. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

2

Item 11. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

     By (Signature and Title) /s/ Eric M. Banhazl
                      Eric M. Banhazl, President

Date 3/25/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* s/ Eric M. Banhazl
                      Eric M. Banhazl, President

Date 3/25/04

By (Signature and Title)*  /s/ Douglas G. Hess
                      Douglas G. Hess, Treasurer

Date 3/30/04

* Print the name and title of each signing officer under his or her signature.

4